A PROFESSIONAL SERVICES FIRM
Certified Public Accountants | Business Consultants
dm-t
decoria • maichel • teague
7307 N. Division, Suite 222
Spokane, Washington 99208

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholder of JILPETCO, Inc.

We have audited the accompanying balance sheets of Jilpetco, Inc. ("the Company") as of July 31, 2016 and 2015, and the related statements of operations, changes in stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jilpetco, Inc. as of July 31, 2016 and 2015, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has limited resources and marginal revenues. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DeCoria, Maichel & Teague, P.S.

DeCoria, Maichel & Teague P.S.
Spokane, Washington

January 24, 2018

1-

JILPETCO, INC.

BALANCE SHEETS

	July 31, 2016	July 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$173,512	$878,048
Oilfield service receivable	120,328	153,749
Oilfield service receivable, related parties	1,075,179	286,671
Oil and gas receivables	37,043	105,770
Prepaid expenses	26,055	12,948
TOTAL CURRENT ASSETS	1,432,117	1,437,186
PROPERTY AND EQUIPMENT
Net of accumulated depreciation of $175,326 and $129,804	379,763	466,822
TOTAL ASSETS	$1,811,880	$1,904,008

LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$221,975	$228,664
Revenue payable to interest owners	459,094	881,385
Interest and fees payable, related parties	20,324	-
Notes payable, related parties	180,000	-
Line of credit	50,000	50,000
TOTAL CURRENT LIABILITIES	931,393	1,160,049
TOTAL LIABILITIES	931,393	1,160,049
COMMITMENTS AND CONTINGENCIES (NOTE 7)
STOCKHOLDER’S EQUITY:
Common stock, $1.00 par value, 100,000 shares authorized, 1,000 issued and outstanding	1,000	1,000
Retained earnings	879,487	742,959
TOTAL STOCKHOLDER’S EQUITY	880,487	743,959
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,811,880	$1,904,008

The accompanying notes are an integral part of these financial statements

2-

JILPETCO, INC.

STATEMENTS OF OPERATIONS

	For the years ended
	July 31, 2016	July 31, 2015
REVENUE
Oilfield service revenue	$159,746	$130,546
Oilfield service revenue, related parties	410,746	681,995
TOTAL GROSS REVENUE	570,492	812,541
OPERATING EXPENSE
Payroll expenses	118,856	385,564
Professional fees	178,425	2,526
Other general and administrative expenses	44,944	90,920
Depreciation expense	74,355	74,574
Gain on sale of equipment	(3,082)	(9,750)
TOTAL OPERATING EXPENSES	413,498	543,834
INCOME FROM OPERATIONS	156,994	268,707
OTHER INCOME (EXPENSE)
Interest income	1,967	3,335
Interest expense	(2,109)	(1,987)
Interest expense, related parties	(20,324)	-
TOTAL OTHER INCOME (EXPENSE)	(20,466)	1,348
NET INCOME	$136,528	$270,055
NET LOSS PER COMMON SHARE, Basic and diluted	$136.53	$270.06
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – basic and diluted	1,000	1,000

The accompanying notes are an integral part of these financial statements

3-

JILPETCO, INC.

STATEMENTS OF CASH FLOWS

	For the years ended
	July 31, 2016		July 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$		$
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Gain on sale of equipment		(3,082)
Depreciation expense		74,355
Changes in operating assets and liabilities
Oilfield service receivable		87,086		12,564
Oilfield service receivable, related parties		(870,308)		(104,284)
Oil and gas receivables		68,727		46,707
Prepaid expenses		(13,107)		(11,548)
Accounts payable and accrued liabilities		(6,689)		(5,936)
Revenue payable to interest owners		(394,156)		69,948
Interest and fee payable, related parties		20,324		-
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES		(900,322)		342,330
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of equipment		21,000		9,750
Acquisition of property and equipment		(5,214)		(49,528)
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES		15,786		(39,778)
CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings from line of credit		-		50,000
Payments on notes payable, related parties		-		(125,000)
Borrowings from notes payable, related parties		180,000		-
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES		180,000		(75,000)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS		(704,536)		227,552
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR		878,048		650,496
CASH AND CASH EQUIVALENTS AT END OF YEAR		$173,512		$878,048
NON-CASH INVESTING AND FINANCING ACTIVITIES:
Interest paid in cash		$2,109		$1,987

The accompanying notes are an integral part of these financial statements

JILPETCO, INC.

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common stock
	Shares	Amount	Retained earnings	Total

Balances, July 31, 2014	1,000	$1,000	$472,904	$473,904
Net income for the year ended July 31, 2015	-	-	270,055	270,055
Balances, July 31, 2015	1,000	1,000	742,959	743,959
Net income for the year ended July 31, 2016	-	-	136,528	136,528
Balances, July 31, 2016	1,000	$1,000	$879,487	$880,487

The accompanying notes are an integral part of these financial statements

JILPETCO, INC.

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

NOTE 1 – NATURE OF OPERATIONS

Jilpetco, Inc. (“the Company”) is incorporated in the State of Nevada. Jilpetco is engaged in the business of operating and providing oilfield services to oil and gas properties and interest owners.  The Company operates its business in the Permian Basin of West Texas.

Jilpetco, Inc. is a Subchapter S Corporation 100% owned by Jed Meisner, the Company’s President.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

This summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States.

Going Concern

These financial statements have been prepared in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”) to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for one year from the release of the financial statements.

As shown in the accompanying financial statements, as of July 31, 2016, the Company has limited financial resources with which to achieve the objectives and obtain profitability and positive cash flows. As shown in the accompanying balance sheets and statements of operations, the Company has retained earnings of $879,487.  At July 31, 2016, the Company's working capital was $500,724. Achievement of the Company's objectives will be dependent upon the ability to obtain additional financing, to locate profitable mining properties and generate revenue from current and planned business operations, and control costs. The Company plans to fund its future operations by joint venturing, obtaining additional financing from investors, and/or lenders, and attaining additional commercial production. However, there is no assurance that the Company will be able to achieve these objectives, therefore substantial doubt about its ability to continue as a going concern exists.  Although management believes that it will be able to obtain the necessary funding to allow the Company to remain a going concern through the methods discussed above, there can be no assurances that such methods will prove successful.  The financial statements do not include adjustments relating to the recoverability of recorded assets nor the implications of associated bankruptcy costs should the Company be unable to continue as a going concern.

Revenue Recognition

The Company provides oilfield services to both related party entities and outside oil and gas well owners.  Revenue and costs are recognized on an accrual basis and associated revenue and expense recognized in the period in which service was provided.

Oil and Gas Receivable/Payable

Oil and gas receivables consist of oil and natural gas revenues due under normal trade terms. The Company receives oil and gas revenues which are subsequently distributed to various mineral and working interest owners.   The Company does not retain any oil and gas proceeds except to the extent offset by a working interest owner’s pro-rata share of expenses.  Conversely, the Company recognizes certain trade payables which are also passed through to the respective working interest owner on a pro-rata basis.

Oilfield Service Receivables

Oilfield service receivables are carried at original invoice amount less an estimated allowance for doubtful accounts. Management determines the allowance by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history and current economic conditions. Receivables are written off when deemed uncollectible. Recoveries of receivables previously written off are recorded as income when received.

Management reviews receivables periodically and reduces the carrying amount by a valuation allowance that reflects management’s best estimate of the amount that may not be collectible.  As of July 31, 2016 and 2015, no allowance was considered necessary.

Revenue Payable to Interest Holders

The Company provides oilfield services which includes interest owner accounting and subsequent disbursement of the interest owners’ pro-rata share of oil proceeds from a given lease.  Generally, the pro-rata share of oil proceeds less any applicable pro-rata share of operating expenses is distributed to the interest owner within two months of sale of oil and natural gas.  The revenue payable liability comprises those proceeds which have yet to be distributed to interest owners as a result of the time required to process administrative functions and process payment.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and certain assumptions that affect the amounts reported in these financial statements and accompanying notes. Management’s estimates include estimates of impairment and allowance for doubtful accounts in carrying value of assets and liabilities.  Actual results could differ from these estimates.

Risks and Uncertainties

The Company’s operations are subject to significant risks and uncertainties, including financial, operational, technological, and other risks associated with operating an emerging oil and gas business, including the potential risk of business failure.

Concentration of Risks

The Company’s cash is placed with a highly rated financial institution, and the Company periodically reviews the credit worthiness of the financial institutions with which it does business. At times, the Company’s cash balances are in excess of amounts guaranteed by the Federal Deposit Insurance Corporation.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with a remaining maturity of three months or less when acquired to be cash equivalents.

Financial Instruments

Financial instruments consist of cash, line of credit and various notes payable.  All instruments are accounted for on a historical cost basis, which, due to the short-term maturity of these financial instruments, approximates fair value at July 31, 2017 and July 31, 2017, respectively.

Property and Equipment

Property and equipment are stated at cost. Improvements which significantly increase an asset’s value or significantly extend its useful life are capitalized and depreciated over the asset’s remaining useful life. When property or equipment is sold at a price either higher or lower than its carrying amount, the difference between the sale proceeds and the carrying amount is recognized as gain, while a loss is recognized when the carrying amount exceeds the sale proceeds. Property and equipment are depreciated on a straight-line basis over their useful lives, which are typically five to seven years for equipment.

Long-Lived Assets

The Company reviews long-lived assets which include property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows and reports any impairment at the lower of the carrying amount or the fair value less costs to sell.

Income Taxes

The Company has elected to be taxed as a Subchapter S Corporation for federal and state income tax and does not pay federal income taxes on its taxable income. Instead, the sole shareholder is liable for federal income taxes on the Company's taxable income. The Company adheres to the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740-10, relating to accounting for uncertain tax positions. ASC 740-10 prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Company does not have any entity level uncertain tax positions. The Company files U.S. federal and state income tax returns and is no longer subject to tax examinations by tax authorities for all years prior to 2013.

Fair Value Measurements

When required to measure assets or liabilities at fair value, the Company uses a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used.  The Company determines the level within the fair value hierarchy in which the fair value measurements in their entirety fall.  The categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement.  Level 1 uses quoted prices in active markets for identical assets or liabilities, Level 2 uses significant other observable inputs, and Level 3 uses significant unobservable inputs.  The amount of the total gains or losses for the period are included in earnings that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date.  At July 31, 2016 and July 31, 2015, the Company had no assets or liabilities accounted for at fair value on a recurring basis.

Earnings Per Share

Basic Earnings Per Share (“EPS”) is computed by dividing net income by the weighted average of the shares outstanding during the period and includes no dilution.  Diluted EPS reflects the potential dilution of securities that could occur from common shares issuable through convertible debt, convertible preferred stock and warrants.

For the years ended July 31, 2016 and 2015, the Company had no convertible debt, preferred stock nor warrants.  Therefore, there was no effect of potential dilution.

Recent Accounting Pronouncements

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements – Going Concern”. The provisions of ASU No. 2014-15 require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this ASU are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter.  This ASU was adopted effective August 1, 2016 and did not have an effect on the Company’s financial statements.

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers” (ASU 2014-09), which supersedes the revenue recognition requirements in FASB Accounting Standards Codification (ASC) Topic 605, “Revenue Recognition”. The guidance requires that an entity recognize revenue in a way that depicts the transfer of promised goods or services to customers in the amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods and services. The guidance will be effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period and is to be applied retrospectively, with early application not permitted. The Company is currently evaluating the new standard and its impact on the Company’s financial statements.

In August 2016, the FASB issued ASU No. 2016-15 “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments”.  The update provides guidance on classification for cash receipts and payments related to eight specific issues. The update is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact of implementing this update on the financial statements.

In January 2017, the FASB issued ASU No. 2017-01 “Business Combinations (Topic 805): Clarifying the Definition of a Business”. The update clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The update is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company will apply the provisions of the update to potential future acquisitions occurring after the effective date.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption. The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

NOTE 3 – OILFIELD SERVICES, RELATED PARTIES

Petro Pro and Cornerstone are owned by Jed Meisner, President of Jilpetco.  Jed Meisner is also an officer and director of Amazing Energy Oil and Gas Company (Note 9).

As of July 31, 2016 and July 31 2015, oilfield service receivable, related parties was comprised of the following:

	July 31, 2016	July 31, 2015

Petro Pro	$71,313	$48,913
Amazing Energy Oil and Gas Company	1,003,866	237,758
Total oilfield service receivable, related parties	$1,075,179	$286,671

For the years ended July 31, 2016 and July 31, 2015, the Company recognized revenue from the related parties as follows:

	July 31, 2016	July 31, 2015

Petro Pro	$63,242	$83,131
Cornerstone	1,164	2,480
Amazing Energy Oil and Gas Company	346,380	596,384
Total oilfield service revenue, related parties	$410,746	$681,995

NOTE 4– PROPERTY AND EQUIPMENT

As of July 31, 2016 and July 31, 2015, property and equipment was composed of the following:

	July 31, 2016		July 31, 2015

Drilling equipment		$425,000		$425,000
Other equipment		130,089		171,626
Less: Accumulated depreciation		(175,326)		(129,804)
Total property and equipment	$		$

NOTE 5 – NOTES PAYABLE– RELATED PARTIES

On May 27, 2016, Jilpetco entered into loan agreements (the “May 2016 Notes”) with Tony Alford, Robert Bories, Robert Manning, Petro Pro Ltd., and Reese Pinney.  Messrs. Alford and Manning are members of the Board of Directors.  Messrs. Bories and Pinney are officers of the subsequent acquiring Company, Amazing Energy Oil and Gas Company (Note 9).  The aggregate principal amount of the notes was $180,000.

Principal, interest and fees for the May 2016 Notes at July 31, 2016 are summarized as follows:

		Interest and financing fees payable
	Principal amount	Interest	Fee	Total
Petro Pro Ltd.	$50,000	$722	$5,000	$5,722
Robert Bories	50,000	722	5,000	5,722
Tony Alford	50,000	722	5,000	5,722
Robert Manning	20,000	13	2,000	2,013
Reese Pinney	10,000	145	1,000	1,145
Total	$180,000	$2,324	$18,000	$20,324

The notes were scheduled to mature on November 23, 2016 (see Note 9) and bore interest at the rate of 8% per annum. and included an initial participation fee of $18,000 equal to 10% of the principal amount of the loans.

Related party interest expense on these May 2016 Notes for the years ended July 31, 2016 and 2015 was $20,324 and $Nil respectively.

NOTE 6 – LINE OF CREDIT

On February 18, 2015 the Company renewed a revolving line of credit with Happy State Bank whereby the Company was permitted to advance funds up to $500,000 for the purpose of general operating capital.  The line of credit bore interest at a variable rate of prime plus one percent and was calculated from the date of each advance until repayment of the note. At July 31, 2015, the balance of the line of credit was $50,000.  The interest rate at July 31, 2015 was 4.5%.

On February 24, 2016 the Company again renewed the revolving line of credit with Happy State Bank whereby the Company was permitted to advance funds up to $500,000 for the purpose of general operating capital.  The line of credit bore interest at a variable rate of prime plus one percent and was calculated from the date of each advance until repayment of the note. At July 31, 2016, the balance of the line of credit was $50,000.  The interest rate at July 31, 2016 was 4.75%.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Legal contingency

As of July 31, 2016, the Company was not a party to any litigation.  On September 7, 2017, Jilpetco Inc. was served with a lawsuit, being Cause No. P-7600-83-CV in the 83rd District Court in Pecos County, Texas. The nature of the litigation is that Amazing Energy, LLC & Jilpetco were joined as defendants in a case in Pecos County, Texas, between Fredrick Bartlett Wulff, Sr. et al plaintiffs and Benedum & Trees, LLC et al defendants.  The suit alleges breach of lease, breach of implied duty to explore and develop, and requests a declaratory judgment that the leases are terminated, and the suit requests an accounting of lease production. The case in the early stages of discovery as to the claims against the Company. Management intends to seek an early resolution but will vigorously defend the case. It is too early in the litigation to evaluate the likely outcome or to evaluate the range of losses, as the lease interests involved are small fractional interests. In the opinion of the Company’s management, none of the pending litigation, disputes or claims against it, if decided adversely, will have a material adverse effect on the Company’s financial condition, cash flows or results of operations.

Lease commitments

The Company’s principal executive offices are in leased office space in Amarillo, Texas. The leased office space consists of approximately 3,700 square feet and is leased through February 28, 2019 at an annual cost of approximately $52,000.

Oil and gas lease commitments

The Company is obligated to pay royalties to holders of oil and natural gas interests in its Texas operations.  The Company is also obligated to pay working interest holders a pro-rata portion of revenue in oil operations net of shared operating expenses.  The amounts are based on monthly oil and gas sales and are charged monthly net of oil and gas revenue and recognized as “Revenue Payable to Interest Owners” on the Company’s Balance Sheet.

NOTE 8 – STOCKHOLDERS’ EQUITY

Common stock

The Company is authorized to issue 100,000 shares of its common stock. All shares of common stock are equal to each other with respect to voting, liquidation, dividend, and other rights. Owners of shares are entitled to one vote for each share owned at any Shareholders’ meeting. The common stock of the Company does not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of the shares voting in an election of directors may elect all of the directors if they choose to do so.

NOTE 9 – SUBSEQUENT EVENTS

Acquisition by Amazing Energy Oil and Gas Company

On April 15, 2016, the Company entered into an agreement with Jed Miesner, the Chairman of the Company’s board of directors, to acquire all of his interest (100% of the total outstanding shares of common stock) of the Company.  Jilpetco is engaged in the business of operating and providing oilfield services to oil and gas properties. As a result, the Company became a wholly owned subsidiary corporation of Amazing Energy Oil and Gas Company (“Amazing”). On August 25, 2016, the foregoing agreement was amended to extend the closing date to August 31, 2016 and exclude certain property therefrom. The parties agreed to allow Jed Miesner to assign certain accounts receivable and to exclude certain personal property from the transaction. In addition, the $500,000 consideration for the acquisition is in the form of a note payable at 6% interest.

Notes payable

On August 15, 2016, the loan agreements (Note 5) were modified to accept additional amounts from all the individual noteholders except Mr. Manning. A total of $50,000 was subsequently advanced on these notes, and an additional participation fee of $5,000 was incurred.

On November 23, 2016, the Noteholders waived any event of default and commenced discussion to extend or replace the loans with new loan agreements.  On January 6, 2017, Jilpetco paid 25% of the principal, $57,500, paid the initial 10% participation fee of $23,000, and paid the accrued interest through November 23, 2016, $8,035, for a grand total of $88,536 paid.

On May 31, 2017, the noteholders agreed to extend the maturity date of the Notes to December 31, 2017.  As consideration for the change in terms, Amazing Energy Oil and Gas Company issued to the noteholders an aggregate 460,000 shares of its common stock with a fair value of $105,800 based on the closing share price of $0.23.